                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             CONTINENTAL MATERIALS CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                       CONTINENTAL MATERIALS CORPORATION

                              -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

    The 1996 annual meeting of stockholders of Continental Materials Corporation (the "Company") will be held at 225 West Wacker Drive, Chicago, Illinois, on Wednesday, May 22, 1996, at 10:00 a.m., to consider and act upon the following matters:

        (a) The election of three directors to serve until the 1999 annual meeting or until their successors are elected and qualified.

        (b) The ratification of the appointment of independent certified public accountants to the Company for the fiscal year ending December 28, 1996.

        (c) The transaction of such other business as may properly come before the meeting or any adjournment thereof.

    Only stockholders of record at the close of business on March 29, 1996, are entitled to notice of and to vote at the annual meeting or any adjournment thereof.

    Accompanying this notice are the Annual Report for the fiscal year ended December 30, 1995, a proxy statement, a form of proxy, and an envelope for returning the executed proxy to the Company. Stockholders unable to attend the annual meeting in person are requested to date, sign and return the enclosed proxy at once.

                                        By Order of the Board of Directors,

                                                  Mark S. Nichter
                                                     Secretary

Chicago, Illinois
April 11, 1996

                       CONTINENTAL MATERIALS CORPORATION
                             225 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606

                                PROXY STATEMENT
                                 --------------

                              GENERAL INFORMATION

    The enclosed proxy is solicited by and on behalf of the Board of Directors (the "Board") of Continental Materials Corporation, a Delaware corporation (the "Company"), for use at the annual meeting of the Company's stockholders to be held on May 22, 1996, and is revocable at any time before it is exercised. Such revocation may be effected by written notice to the Secretary of the Company, by executing a subsequent proxy or by voting at the meeting in person. All proxies duly executed and received will be voted on all matters presented at the meeting. Where a specification as to any matter is indicated, the proxy will be voted in accordance with such specification. Where, however, no such specification is indicated, the proxy will be voted for the named nominees and in favor of all proposals. The approximate date on which this proxy statement and the enclosed proxy are first sent or given to stockholders is April 11, 1996.

    The holders of record on March 29, 1996, of the 1,105,921 outstanding shares of common stock of the Company are entitled to notice of and to vote at the annual meeting. Each such share is entitled to one vote for each Director.

    The three nominees for election as directors at the 1996 annual meeting of stockholders who receive the greatest number of votes cast for the election of directors at that meeting by the holders of the Company's common stock entitled to vote at that meeting, a quorum being present, shall become directors at the conclusion of the tabulation of votes. An affirmative vote of the holders of a majority of the voting power of the Company's common stock, present in person or represented by proxy and entitled to vote at the meeting, a quorum being present, is necessary to approve the ratification of the appointment of independent certified public accountants for the fiscal year ending December 28, 1996. Under Delaware law and the Company's Restated Certificate of Incorporation and By-Laws, the aggregate number of votes entitled to be cast by all stockholders present in person or represented by proxy at the meeting, will be counted for purposes of determining the presence of a quorum. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum. If a quorum is present at the meeting, the total number of votes cast FOR each of these matters will be counted for purposes of determining whether sufficient affirmative votes have been cast. Shares not voted, whether by abstention, broker non-vote, or otherwise, have the same legal effect as a vote AGAINST the matter even though the stockholder or interested parties analyzing the results of the voting may interpret such a vote differently.

                             ELECTION OF DIRECTORS

    The Company has a Board of Directors consisting of nine persons, divided into three classes. At this year's annual meeting three directors will be elected to serve for a term of three years or until their successors are elected and qualified. It is the intention of the persons named in the accompanying form of proxy to vote for the nominees named below. Management has no reason to believe that any nominee will be unable to serve. If any nominee should not be available, the persons named in the proxy will vote for the election of such persons as will continue as nearly as possible the existing management goals of the Company.

           NAME, AGE AND OTHER              SERVED AS                                                  CURRENT TERM
            POSITIONS, IF ANY,              DIRECTOR                                                    AS DIRECTOR
               WITH COMPANY                   SINCE                 BUSINESS EXPERIENCE                   EXPIRES
- ------------------------------------------  ---------  ----------------------------------------------  -------------
NOMINEE DIRECTORS
Ralph W. Gidwitz, 60......................    1984     President,   Chief   Executive   Officer   and
                                                        Director   of  RKG   Corporation,  a  company
                                                        engaged in  mergers  and  acquisitions  since
                                                        1991.                                              1996
William G. Shoemaker, 79..................    1968     Independent business consultant since January,
                                                        1991.  Consultant  to  Consolidated Packaging
                                                        Corporation, a manufacturer of paperboard and
                                                        packaging materials, from 1977 through 1990.       1996
Theodore R. Tetzlaff, 51..................    1981     Partner in the  Chicago law firm  of Jenner  &
                                                        Block since 1982.                                  1996
CONTINUING DIRECTORS
Thomas H. Carmody, 49.....................    1994     Vice  President,  U.S.  Operations  of  Reebok
                                                        International,  Ltd.,   a   publicly   traded
                                                        footwear,   apparel  and   fitness  equipment
                                                        company, since December 15, 1993. From April,
                                                        1992 to  December 15,  1993 Mr.  Carmody  was
                                                        Vice President, Sports Division of Reebok and
                                                        prior  to  that, he  was President  of Brooks
                                                        Shoes, Inc.                                        1997
Ronald J. Gidwitz, 51.....................    1974     President of Helene Curtis Industries, Inc.  a
                                                        producer  of  personal  care  products, since
                                                        July 1,  1979  and  Chief  Executive  Officer
                                                        since   1985.   Director  of   Helene  Curtis
                                                        Industries, Inc.                                   1997
William A. Ryan, 69.......................    1974     Chairman of  the  Board  and  Chief  Executive
                                                        Officer  of  Team,  Inc.,  a  publicly traded
                                                        diversified  services  company,  since  1995.
                                                        President of the Company from 1974 to 1995.        1997
James G. Gidwitz, 49, Chairman of the
  Board and Chief Executive Officer.......    1978     Chairman  of  the  Board  and  Chief Executive
                                                        Officer of the Company since 1983.                 1998

           NAME, AGE AND OTHER              SERVED AS                                                  CURRENT TERM
            POSITIONS, IF ANY,              DIRECTOR                                                    AS DIRECTOR
               WITH COMPANY                   SINCE                 BUSINESS EXPERIENCE                   EXPIRES
- ------------------------------------------  ---------  ----------------------------------------------  -------------
Betsy R. Gidwitz, 55......................    1996     Former Professor from Massachusetts  Institute
                                                        of Technology.                                     1998
Joseph J. Sum, 48, Vice President and
  Treasurer...............................    1989     Elected  Assistant Treasurer of the Company in
                                                        1978. Served  as  Controller of  the  Company
                                                        from  1979 through January 1989 and Secretary
                                                        from 1983 through February 1993. Elected Vice
                                                        President and Treasurer on August 8, 1988.         1998

FAMILY RELATIONSHIPS

    James G. Gidwitz and Ronald J. Gidwitz are sons of Gerald S. Gidwitz. The late Joseph L. Gidwitz was Gerald S. Gidwitz's brother. Ralph W. Gidwitz is a son of, and Betsy R. Gidwitz is a daughter of, Joseph L. Gidwitz. Gerald S. Gidwitz, together with his wife, and their descendants as well as the descendants of Joseph L. Gidwitz are herein referred to as the "Gidwitz Family." See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."

COMMITTEES OF THE BOARD

    The Company's Board of Directors has established an Audit Committee and a Compensation Committee. There is no standing nominating committee or other committee performing similar functions.

    In 1995 the Audit Committee was composed of Theodore R. Tetzlaff, William G. Shoemaker and Ralph W. Gidwitz. The function of the Audit Committee is to review and make recommendations regarding: the hiring or retention of an independent accounting firm to audit the Company's financial statements; the Company's policies with respect to maintaining its books and records and furnishing information to its independent auditors; the scope and effectiveness of the independent auditor's audit procedures; the implementation of recommendations made by the independent auditors in their annual management letter; the adequacy and competency of Company personnel engaged in such activities; the procedures of the Company in furnishing the public financial information, in accordance with generally accepted accounting principles and practices; and such other matters relating to the Company's financial affairs and accounts as the Audit Committee deems desirable or in the best interest of the Company. There were two committee meetings in 1995.

    The Compensation Committee was composed of Ronald J. Gidwitz and Theodore R. Tetzlaff in 1995. See "COMPENSATION COMMITTEE REPORT" for discussion of responsibilities. The Committee held three meetings in 1995.

BOARD MEETINGS

    The Board of Directors held three meetings in fiscal 1995. All directors attended 75% or more of the aggregate number of meetings of the Board of Directors and the Committees of the Board of Directors during the time when they served.

DIRECTOR'S COMPENSATION

    Each director who is not an officer or employee of the Company receives a set fee of $10,000 per year, plus additional fees of $500 for each board meeting or board committee meeting which he attends, with a $5,000 cap on the aggregate meeting fee.

                             EXECUTIVE COMPENSATION

    The following table summarizes the compensation of the Company's chief executive officer and its three other executive officers for the years 1993 through 1995.

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM COMPENSATION
                                                                               --------------------------------
                                                                                                      PAYOUTS
                                                                                      AWARDS         ----------
                                               ANNUAL COMPENSATION             --------------------  LONG-TERM
                                     ----------------------------------------  RESTRICTED            INCENTIVE
   NAME AND PRINCIPAL                                         OTHER ANNUAL       STOCK      STOCK       PLAN         ALL OTHER
        POSITION            YEAR      SALARY      BONUS     COMPENSATION (1)    AWARDS     OPTIONS    PAYOUTS    COMPENSATION (2)
- ------------------------  ---------  ---------  ---------  ------------------  ---------  ---------  ----------  -----------------
James G. Gidwitz --            1995  $ 338,850  $  68,000          --            None      30,000       None         $  72,955
Chairman and Chief             1994    315,350    236,550          --            None       None        None            57,734
Executive Officer              1993    304,350     88,020          --            None       None        None            44,708
William A. Ryan --             1995    278,600     --              --            None       None        None            62,153
Former President and           1994    278,600    167,100          --            None       None        None            55,973
Chief Operating Officer        1993    268,850     62,200          --            None       None        None            45,141
(3)
Joseph J. Sum --               1995    150,000     11,250          --            None      12,000       None            16,360
Vice President and             1994    130,000     50,000          --            None       None        None            21,089
Chief Financial                1993    127,558     23,500          --            None       None        None            14,870
Officer
Mark S. Nichter --             1995     87,218      5,500          --            None       None        None             8,380
Secretary                      1994     80,000     25,000          --            None       None        None            11,349
                               1993     77,825     10,000          --            None       None        None             7,779

- ------------

(1) Other Annual Compensation does not exceed the reporting thresholds.

(2) For 1995, the amounts shown include employer matching contributions to the Company's 401(k) Plan of $71,389, $50,813, $14,646 and $7,890 for Messrs.
    Gidwitz, Ryan, Sum and Nichter, respectively. For Messrs. Gidwitz, Ryan and Sum, these amounts include amounts deferred under a Supplemental Profit Sharing Plan. The amounts shown also include group term life insurance premiums paid by the Company in the amount of $1,566, $11,340, $1,444 and $490 for Messrs. Gidwitz, Ryan, Sum and Nichter, respectively.

(3) Mr. Ryan served as President and Chief Operating Officer until July 13, 1995. The Compensation Table includes amounts paid to Mr. Ryan for the entire year.

    As noted, Mr. Ryan relinquished his duties as President and Chief Operating Officer on July 13, 1995. The Company has agreed to pay Mr. Ryan his current annual salary of $278,600 through December 31, 1996. In addition, Mr. Ryan will continue to participate in the Company's group health and life insurance programs. Mr. Ryan will not be eligible for bonus considerations or receive a profit sharing award for 1996.

STOCK OPTIONS

    The Company's Amended and Restated 1994 Stock Option Plan provides for the granting of stock options to attract, retain and reward key managerial employees of the Company or its subsidiaries. The Stock Option Plan provides that grants of options and option prices will be established by the Compensation Committee of the Board of Directors. Option prices may not be less than the fair market value of the stock at the date of the grant. During 1995 there were options granted for 78,000 shares of stock at an exercise price of $13.125. Of the 78,000 outstanding options at December 30, 1995, none were exercisable.

    The following table sets forth certain information with respect to stock options granted during the last fiscal year to the executive officers named in the Summary Compensation Table. Using a range of 0% to 10% in assumed rates of stock price appreciation (compounded annually) for the option term of ten years, the table also shows the potential realizable value of the stock options.

                     OPTION GRANTS IN THE LAST FISCAL YEAR

                                                                                                    POTENTIAL
                                                                                                 REALIZABLE VALUE
                                                                                                AT ASSUMED ANNUAL
                                                                                                  RATES OF STOCK
                                                                                                PRICE APPRECIATION
                                      % OF TOTAL OPTIONS                                         FOR OPTION TERM
                                          GRANTED TO       EXERCISE OR                                 (2)
                           OPTIONS    EMPLOYEES IN FISCAL  BASE PRICE   EXPIRATION              ------------------
         NAME            GRANTED(1)          YEAR            ($/SH)        DATE         0%              5%              10%
- -----------------------  -----------  -------------------  -----------  -----------  ---------  ------------------  -----------
James G. Gidwitz.......      30,000             38.5        $  13.125      9/26/05   $   0         $    198,750     $   579,750
Joseph J. Sum..........      12,000             15.4           13.125      9/26/05       0               79,500         231,900
All Optionees..........      78,000              100           13.125      9/26/05       0              516,750       1,507,350

- ---------

(1) Options granted are exercisable if and when the price of the Company's common stock has attained and maintained a closing price on the American Stock Exchange composite transaction listing equal to 133% of the option price for 30 consecutive trading days anytime before they became exercisable as provided below. If the options once become exercisable under the terms of the preceding sentence, they shall be exercisable from then until the tenth anniversary of the date of grant. The options will become exercisable 30 days before the fifth anniversary of the grant and shall remain exercisable until such fifth anniversary, if the price target described above has not been met.

(2) The dollar amounts used in these columns are the results of calculations required by the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation, if any, of the stock price.

    The following table sets forth the number of shares for which stock options were exercised during the last fiscal year, the value realized, the number of shares for which options were outstanding and the value of those options as of the fiscal year end.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                                                                                  VALUE OF
                                                                                                                UNEXERCISED
                                                                                                               IN- THE-MONEY
                                                                                                                 OPTIONS AT
                                                                                                                   FY-END
                                                   SHARES ACQUIRED                              EXERCISABLE/    EXERCISABLE/
                     NAME                          ON EXERCISE (#)       VALUE REALIZED ($)     UNEXERCISABLE  UNEXERCISABLE
- ----------------------------------------------  ---------------------  -----------------------  -------------  --------------

James G. Gidwitz..............................                0                       0           0/30,000          0/0
Joseph J. Sum.................................                0                       0           0/12,000          0/0

PENSION PLAN FOR MR. RYAN

    Certain additional contractual benefits had been extended to Mr. William A. Ryan pursuant to a Deferred Compensation Agreement. Under this program, Mr. Ryan will receive annual retirement benefit payments from the Company of approximately $89,000 for a period of ten years.

                         COMPENSATION COMMITTEE REPORT

    The Compensation Committee of the Board of Directors has furnished the following report on executive compensation.

    The Executive  Compensation  Program  is administered  by  the  Compensation
Committee of the Board of Directors (the "Committee"). The Committee's major responsibilities are:

    1. Reviewing the Company's major compensation and benefit practices, policies and programs including administration of the Company's Amended and Restated 1994 Stock Option Plan with respect to executive officers; and

    2.  Reviewing executive officers' salaries and bonuses.

COMPENSATION PHILOSOPHY

    It is the philosophy of the Company to ensure that executive compensation is linked to corporate performance. Accordingly, in years in which performance goals are achieved or exceeded, executive compensation should be higher than in years in which the performance is below expectation. At the same time, the Committee is cognizant of its need to offer compensation that is competitive. By providing the opportunity for compensation that is comparable to the levels offered by other similarly situated companies, the Company is able to attract and retain key executives. The Committee regularly reviews the Company's compensation programs to ensure that pay levels and incentive opportunities are competitive and reflect the performance of the Company. In conducting this review the Committee retains independent compensation consultants.

COMPENSATION PROGRAM COMPONENTS

    To achieve its compensation goals, the compensation program consists primarily of two components base salary and bonuses. Both components are adjusted based upon corporate performance and individual initiative and performance. Total pay levels, that is the aggregate of base salary and annual bonus, are largely determined through comparisons with companies of similar size and complexity. In addition, William Ryan, the former President, participated in the Company's Deferred Compensation Plan which is discussed above under the heading "Pension Plan for Mr. Ryan." Total pay levels for the executive officers are competitive within a range that the Committee considers to be reasonable and necessary.

PERFORMANCE MEASURES

    The Committee uses various performance measures in evaluating annual executive compensation. The Committee examined earnings, adjusted for certain unusual or nonrecurring items, as an important measure of performance. The Committee also considered return on net investment, cash flows and personal goals. In its consideration, the Committee did not assign quantitative relative weights to these factors or follow mathematical formulae. Rather, the factors discussed above are compared by the Committee with the Company's annual business plan, the Company's prior year's performance and the performance of other companies in the industry segments in which the Company competes. The Committee then made judgments after considering the various factors. The Committee believes that these performance measures serve to align the interests of executives with the interests of stockholders.

1995 COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

    In evaluating the compensation of the Company's chief executive officer (the "CEO"), the Committee reviewed the CEO's existing compensation arrangements, the performance of the Company (taking into account the performance measures discussed above) and the CEO and compensation of chief executive officers in similarly situated companies. Based on this review, the Committee increased the CEO's salary by 7.5% in 1995 as compared with 3.6% in 1994 and 4.6% in 1993. In setting the 1995 increase, the Committee considered, among other things, the level of compensation of executives in similarly situated companies. In granting the CEO's bonus in 1995, the Committee likewise considered the incentive compensation paid to CEOs of similar companies, the Company's performance in 1995, and the CEO's additional duties assumed when Mr. Ryan retired. The Company's performance in 1995 did not attain the goals set forth in the Company's business plan, although much of the shortfall was due to unusual or non-recurring items. Accordingly, the Committee granted the CEO a bonus of $68,000 for 1995 compared to $236,550 last year.

STOCK OPTION AND LONG-TERM PLANS

    The Company maintains the Continental Materials Corporation Amended and Restated 1994 Stock Option Plan. As discussed under the heading "Stock Options" above, the Company granted certain individuals, options for 78,000 shares of stock. The Company has no other long term compensation plans.

SUMMARY

    After reviewing all of its existing compensation programs, the Committee continues to believe that the total compensation program for executives of the Company is competitive with the compensation programs provided by other corporations of similar size and complexity. Moreover, the Committee believes that it has set compensation at levels that reflect each executive officer's contribution towards the Company's objectives.

                COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                   RONALD J. GIDWITZ AND THEODORE R. TETZLAFF

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

    Theodore R. Tetzlaff, a member of the Compensation Committee, is a partner in the Chicago law firm of Jenner & Block. From time to time, the Company retains Jenner & Block to provide it with legal services. The dollar amount of fees paid to Jenner & Block by the Company in 1995 did not exceed 5% of that firm's annual gross revenues.

    The Company engaged in various transactions in which members of the Gidwitz Family, including Ronald Gidwitz, had an interest.

    L.O.M. Holdings, Inc. ("L.O.M."), a company whose subsidiaries are engaged in the travel agency business, is owned by members of the Gidwitz Family. The Company purchased a total of approximately $37,000 in airline tickets and other travel services from subsidiaries of L.O.M. during its last fiscal year. Management believes that these purchases were on terms that were as favorable as might be obtained from an unrelated third party.

    The Company is currently serving as the sponsoring corporation in an Insurance Purchasing Group (the "Group"), which consists of the Company and its subsidiaries and other companies in which the Gidwitz Family are the principal owners. The cost of such insurance is allocated among all members of the Group based on such factors as, but not limited to, nature of the risk, loss history and size of operations. From time to time, the Company will advance payments to the insurance carriers on behalf of the individual members of the Group. The Company invoices each member of the Group for their respective share of each payment. Interest at the rate of prime plus one percent is charged on all amounts not paid by a member after 30 days from receipt of an invoice sent by the Company. During fiscal year 1995, certain members of the Group were indebted to the Company with respect to advances made by the Company under the insurance purchasing program. The largest aggregate amount of indebtedness outstanding at any time during fiscal year 1995 with respect to these companies equalled approximately $279,000. As of the date of this proxy statement, no past due amounts are owing to the Company from any member of the Group. The Company's participation in the Group has, in management's opinion, resulted in significant savings to the Company in terms of the cost of insurance premiums and other insurance charges.

                     COMPARISON OF TOTAL SHAREHOLDER RETURN

    The following graph compares the Company's cumulative total stockholder return on its common stock for a five year period (December 31, 1990 to December 31, 1995), with the cumulative total return of the American Stock Exchange Market Value Index ("ASEMVI"), and a peer group of companies selected by the Company. The "Peer Group" is more fully described below. Dividend reinvestment has been assumed with respect to the ASEMVI and the Peer Group. The companies in the peer group are weighted by market capitalization as of the beginning of the measurement period. The Company has never paid a dividend.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               CONTINENTAL MATERIALS CP         PEER GROUP INDEX        BROAD MARKET INDEX
1990                                 100.00                  100.00                     100.00
1991                                 112.50                   75.34                     123.17
1992                                 127.08                   65.92                     124.86
1993                                 133.33                   79.34                     148.34
1994                                 193.75                   78.45                     131.04
1995                                 202.08                   99.59                     168.90

    The Company manufactures and markets products in two separate industries. These industries are (i) heating and air conditioning and (ii) construction materials, primarily ready-mix concrete. The Company's principal activities have occurred exclusively in these two industries for over 15 years. The Peer Group selected by the Company for the above graph is a combination of companies from these two industries. The companies included in the Peer Group are: American Business Computer Corporation; Danaher Corporation; Fedders Corporation; Florida Rock Industries Inc.; ICC Technologies; Kysor Industrial Corporation; Lancer Corporation; LSB Industries, Inc.; Mesteck Inc.; Tecumseh Products Inc.; Westinghouse Electric Corporation; and Wynn's International, Inc.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

    The following information is furnished as to the Common Stock of the Company owned beneficially as of March 22, 1996 by (i) each director, (ii) the executive officers named in the summary compensation table, (iii) directors and executive officers as a group, and (iv) persons that have reported beneficial ownership of more than 5% of the Company's Common Stock.

                                                              PERCENT
            NAME AND ADDRESS                                  OF CLASS
          OF BENEFICIAL OWNER              NO. OF SHARES        (1)
- ----------------------------------------  ----------------  ------------
Gidwitz Family
  225 West Wacker Drive, Suite 1800
  Chicago, Illinois 60606                    392,993(2)           35.5%
Warren G. Lichtenstein
  750 Lexington Avenue
  New York, New York 10022                    99,700(4)            9.0%
Lawrence Butler
  750 Lexington Avenue
  New York, New York 10022                    99,700(4)            9.0%
Continental Materials Corporation
  Employees Profit Sharing
  Retirement Plan                             59,098               5.3%
Thomas H. Carmody                                100
James G. Gidwitz                                  --(2)(3)
Betsy R. Gidwitz                                  --(3)
Ralph W. Gidwitz                                  --(3)
Ronald J. Gidwitz                                 --(3)
Mark S. Nichter                                  100(2)
William A. Ryan                                  600
William G. Shoemaker                             160
Joseph J. Sum                                    200(2)
Theodore R. Tetzlaff                               0
All directors and officers as a group
  (includes ten persons)                     453,251              40.1%

- ---------

    (1) The shares owned in each case except as otherwise indicated, constitute less than 1% of the outstanding shares of the Company's common stock.

    (2) Excludes 59,098 shares held by the Company's Employee Profit Sharing Retirement Plan as to which James L. Gidwitz, Mark S. Nichter and Joseph J. Sum share voting power as trustees of such Plan.

    (3) Excludes shares held indirectly as follows:

        (a) 363,563 shares owned by a partnership whose managing partners are Betsy R. Gidwitz, Gerald S. Gidwitz, James G. Gidwitz, Ralph W. Gidwitz, and Ronald J. Gidwitz.

        (b) 23,268 shares owned by L.O.M. whose beneficial owners include members of the Gidwitz Family.

        (c) 6,162 shares held directly by family members of Joseph L. Gidwitz other than those family members included in the security ownership of management table above.

    With respect to the shares referenced in this Note, the beneficial owners indicated in (c) have sole voting and investment power and the beneficial owners indicated in (a) and (b) have shared voting and investment power.

    (4) Represents 73,450 shares held by Steel Partners II and 26,250 shares managed by Steel Partners Services, Ltd. Messrs. Lichtenstein and Butler disclaim beneficial ownership of such shares.

                   PROPOSAL FOR RATIFICATION OF EMPLOYMENT OF
                              INDEPENDENT AUDITORS

    The Board of Directors and the Audit Committee recommend ratification of the continued employment of Coopers & Lybrand L.L.P., Certified Public Accountants, to audit the Company's books for the fiscal year ending December 28, 1996. An appropriate resolution ratifying such employment will be submitted to the stockholders at the annual meeting. If such resolution is not adopted, management will reconsider such appointment.

    A representative of Coopers & Lybrand is expected to be present at the stockholders' annual meeting. The representative will have an opportunity to make a statement if he/she desires to do so, and he/she will be available to respond to appropriate questions.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

                    STOCKHOLDER PROPOSALS AND OTHER MATTERS

    The deadline for receipt of stockholder proposals for inclusion in the Company's proxy statement for its 1996 fiscal year is December 20, 1996.

    The management does not know of any matters to be presented at the annual meeting other than those set forth in this proxy statement. If any other matters not now known come before the annual meeting, it is intended that the persons named in the proxies will act according to their best judgment.

                                    EXPENSES

    The entire expense of preparing, printing and mailing the form of proxy and the material used for the solicitation thereof will be borne by the Company. In addition, the Company has retained the services of Beacon Hill Partners, Inc. to solicit proxies from nominees and brokers' accounts at a cost of approximately $3,500. Solicitation of proxies will be made by mail but also may be made through oral communications by directors, officers or employees of the Company who will receive no additional compensation for such efforts.

                                           By Order of the Board of Directors,

                                                        James G. Gidwitz
                                                     Chairman of the Board

PROXY                  CONTINENTAL MATERIALS CORPORATION

                 PROXY CARD FOR ANNUAL MEETING ON MAY 22, 1996

    The undersigned hereby appoints James G. Gidwitz and Joseph J. Sum as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of common stock of Continental Materials Corporation held on record by the undersigned on March 29, 1996, at the annual meeting of stockholders to be held on May 22, 1996 or any adjournment thereof.

    The Board of Directors unanimously recommends a vote FOR the following:

(1)        Election of three nominees to the Board of Directors.
                               /  /  FOR  all  nominees  listed  below  / / WITHHOLD AUTHORITY
                                 (except as  marked  to  the  contrary    to  vote  for all  nominees listed
                               below)                                   below

        Ralph W. Gidwitz, William G. Shoemaker and Theodore R. Tetzlaff

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through that nominee's name.)
(2)        Approval and ratification of the Directors' appointment of Coopers & Lybrand as the Company's independent auditors for the year ending December 28, 1996.

                    / /  FOR    / /  AGAINST    / /  ABSTAIN

(3)        In their discretion, the Proxies are authorized to vote upon such other business as may  properly come before the meeting.

                    / /  FOR    / /  AGAINST    / /  ABSTAIN

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

                (Continued, and to be signed on the other side)

    THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO INSTRUCTIONS ARE GIVEN, IT WILL BE VOTED "FOR" ELECTION OF ALL NOMINEES AS DIRECTORS OF THE COMPANY, AND "FOR" APPROVAL AND RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.
                                               DATED: ___________________ , 1996
                                               _________________________________
                                                           Signature
                                               _________________________________
                                                   Signature if held jointly

                                                  Please vote, sign, date and
                                                  return this proxy promptly.

Please sign exactly as name appears above. Executors, administrators, trustees, guardians, attorneys-in-fact, etc. should give their full titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If a partnership, please sign in partnership name by authorized person. If stock is registered in two names, both should sign.